Exhibit 99.1

Investor Presentation MAY 2022

2 © 2022 Glaukos Corporation Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward - looking statements . These statements are based on management’s current expectations, assumptions, estimates and beliefs . Although we believe that we have a reasonable basis for forward - looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward - looking statements in this presentation . These potential risks and uncertainties that could cause actual results to differ materially from those described in forward - looking statements include, without limitation, uncertainties regarding the duration and severity of the COVID - 19 pandemic and its impact on our business or the economy generally ; the reduced physician fee and ASC facility fee reimbursement rate finalized by CMS for 2022 for procedures utilizing the Company’s iStent family of products and its impact on our U . S . combo - cataract glaucoma revenue ; our ability to continue to generate sales of our commercialized products and develop and commercialize additional products ; our dependence on a limited number of third - party suppliers, some of which are single - source, for components of our products ; the occurrence of a crippling accident, natural disaster, pandemic or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations ; securing or maintaining adequate coverage or reimbursement by government or third - party payors for procedures using the iStent ®, the iStent inject® W , iAccess , iPRIME , our corneal cross - linking products or other products in development ; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products ; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future technologies (including MIGS technologies) ; our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes ; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes ; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes ; our ability to protect, and the expense and time - consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation ; and our ability to service our indebtedness . These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2022 , which was filed with the SEC on May 5 , 2022 . Our filings with the SEC are available in the Investor Section of our website at www . glaukos . com or at www . sec . gov . In addition, information about the risks and benefits of our products is available on our website at www . glaukos . com . All forward - looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements . You are cautioned not to place undue reliance on the forward - looking statements in this presentation, which speak only as of the date hereof . We do not undertake any obligation to update, amend or clarify these forward - looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law .

3 © 2022 Glaukos Corporation 3 © 2021 Glaukos Corporation ǀ Privileged, Confidential & Proprietary ǀ For Internal Use Only

4 © 2022 Glaukos Corporation Attractive Financial Profile Provides Solid Foundation SCALE MARGINS DIVERSIFICATION BALANCE SHEET $46 … 7 - Yr CAGR: 30% 2014 2021 TOTAL NET SALES ( in millions ) $294 2022 75% 83% 2014 1 FY2014 GAAP & non - GAAP gross margin (75%); 1Q 2022 GAAP gross margin of 75% was adjusted for certain Avedro merger - related acc ounting and other adjustments - see Appendix for details; 2 2015 as of 12/31; 2022 as of 3/31 US Glaucoma Corneal Health Int’l Glaucoma SALES MIX GROSS MARGIN 1 $425 $104 2022 2015 CASH AND EQUIVALENTS 2 (in millions) 95% 5% Q3 2015 50% 26% 24% Q1 2022

5 © 2022 Glaukos Corporation 2022: Entering the Next Phase of Our Pioneering Journey CORE FRANCHISES NEAR - TERM PIPELINE NEW R&D PLATFORMS & PROGRAMS GLOBAL ORGANIZATION Expanding Core Offering & Potential • Combo - cataract evolution • Standalone glaucoma entry • International glaucoma, iLink market - building initiatives take hold New Pharma Products on Deck • iDose TR Phase 3 data release planned • NDA submissions planned (iDose TR, Epioxa (Epi - on)) Multiple Pharma Programs Move to Clinic • Phase 2 trials planned (dry eye, presbyopia, iLink third - gen) • IND/IDE filings planned (glaucoma and other programs) Preparing for Future Growth • New HQ; expanded manufacturing • Global talent and expertise

6 © 2022 Glaukos Corporation 1 2 3 4 5 6 Novel Technology Platforms Leverageable Commercial Platform 1. SIGNIFICANT CLINICAL NEEDS 2. BIG IDEAS 3. SELF - FUNDING R&D TO DATE 4. EFFICIENT COMMERCIAL CHANNEL 5. PROVEN MARKET CREATOR 6. OPERATIONAL EXCELLENCE Our Strategy for Long - Term Growth & Value Creation

7 © 2022 Glaukos Corporation Big Ideas: Disrupting Legacy Topical Eye Drop Therapy Topical eye drops are often ineffective due to significant patient non - adherence • Complex dosing regimens that are difficult to follow • Forgetfulness • Instillation challenges • Impositions to quality of life • Ocular surface disease, toxicity and other side effects Patients need a better approach! We’re working to change convention with innovative dropless therapies that improve patient outcomes

8 © 2022 Glaukos Corporation Our Novel Technology Platforms 6+ programs with key regulatory milestones in 2022 R&D INVESTMENT SINCE 2018 300M + $ DISCLOSED PIPELINE PROGRAMS 16 2015 2022 4 5 technologically distinct platforms Pharma innovations dominate Advancing the standard of care across our 3 franchises Pharmaceuticals Surgical Devices

9 © 2022 Glaukos Corporation All platforms disrupt traditional paradigms and are designed to generate multiple innovations that offer advantages over the current standards of care (not a single eye drop) Unique Features of Our Differentiated Platforms Pioneering firsts: Maximizing proven ability to build durable, innovation - driven markets High productivity: Multiple products per platform reduce costs per product, enhance success probability Expansion potential: Expertise and capacity to add additional disruptive platforms Large and/or underserved patient populations Game - changing innovations – device, pharma or hybrid – based on patient need Our Focus Pharmaceuticals Surgical Devices

Designed to Generate Layers of Future Growth

GLAUKOS
TRANSFORMING VISION


Dropless Therapy
iStent
Micro-Scale
iDose
Sustained-Release
iLink
Bio-Activated
iLution
Eyelid Delivery
Retina XR
Bi-Erodible IVT
GLAUCOMA
CORNEA
RETINA
+
iAccess
iPRIME
iStent infinite
iDose TR
Epioxa (Epi-on)
+
iLution Dry Eye
iLution Presbyopia
iDose TREX
+
Retina XR: MKI
iLink Third Gen
Retina XR: Triamcinolone
iDose ROCK
iLution Blepharitis
IOP Sensor
Other Undisclosed Programs

US MARKET OPPORTUNITY[1]

2021	2030+
$2B	$60B

- Pharmaceuticals
- Surgical Devices

1 Company estimates


Novel Technology Platforms
Leverageable Commercial Platform
1
2
3
4
5
6

A decade-long cascade of new, market-expanding products

Complemented by additional new platforms and programs yet to be disclosed

10 © 2022 Glaukos Corporation

11 © 2022 Glaukos Corporation Delivered Through Our Leverageable Commercial Platform 2014 2022 COUNTRIES WITH DIRECT SALES 2 17 $225 Efficient, scalable platform ready to provide a range of quality products and services across a growing global customer base NEAR - TERM PIPELINE PRODUCTS COMING INTO EXISTING SALES FORCE 2015 2021 65 260+ GLOBAL COMMERCIAL PERSONNEL <$1 US SALES EFFICIENCY (in millions) ~ $3 2014 2019

iStent Platform: MIGS Pioneer & Innovation Leader

GLAUKOS
TRANSFORMING VISION


Dropless Therapy
iStent
Micro-Scale
iDose
Sustained-Release
iLink
Bio-Activated
iLution
Eyelid Delivery
Retina XR
Bi-Erodible IVT
GLAUCOMA
CORNEA
RETINA

Industry's **most comprehensive offering** of micro-surgical, tissue-sparing solutions, providing a full range of options **to fit each surgeon's individual glaucoma treatment algorithm**

COMMERCIAL PRODUCTS & DISCLOSED PIPELINE PROGRAMS

	PRODUCT/PROGRAM	PATIENT	STATUS	
Combo-Cataract	iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract	Approved (2012 / 2018 / 2020)	
Standalone	iStent infinite	Refractory Glaucoma Standalone	FDA submission filed	
Standalone	iStent infinite	Glaucoma Standalone	IDE pending	
Standalone	PreserFlo	Advanced-Refractory Glaucoma Standalone	PMA non-approvable; review ongoing	

20+ Years of clinical experience

200+ Peer-reviewed publications on iStent technology

Nearly **1M** iStent devices implanted worldwide

12 © 2022 Glaukos Corporation

13 © 2022 Glaukos Corporation iAccess Ρ Launched in Q1 2022 iAccess is designed to deliver multiple outflow channels through the trabecular meshwork into Schlemm’s canal When medically necessary, precision goniotomy with iAccess is designed to be unrestricted in its ability to create numerous ectomies across multiple clock hours, providing an extensive opening to Schlemm’s canal, while preserving up to 95% more anatomy vs other tissue removal procedures Commenced U.S. commercial launch activities in late Q1 2022 Tissue - sparing, minimally - invasive approach

14 © 2022 Glaukos Corporation iPRIME Ρ Receives FDA Clearance iPRIME is a minimally invasive viscoelastic delivery system that further supports the needs of physicians and patients This complementary technology further expands Glaukos’ broad portfolio of innovative ophthalmic solutions A viscoelastic delivery system

iStent infinite: Powerful Standalone MIGS Indication

GLAUKOS
TRANSFORMING VISION

iStent infinite™



iStent infinite is not approved by the FDA

CLINICAL TRIAL RESULTS[1]

76% *of subjects achieved **20% or greater reduction in mean diurnal IOP** from baseline on same or lower ocular hypotensive medication burden*

13% *mean reduction in medication burden from baseline*

≥50% *of subjects achieved **30% or greater reduction in mean diurnal IOP** from baseline*

Highly favorable safety profile
(no explants, infections or device-related interventions or hypotony)

Most difficult to treat glaucoma patients

Average of 3.1 IOP lowering medications at baseline

Already failed average of 2 prior glaucoma surgeries

Targeting FDA clearance in mid-2022

1 US IDE open-label, single-arm study in a standalone procedure; 72 subjects with OAG uncontrolled by prior surgery; enrollment completed Oct 2019

15 © 2022 Glaukos Corporation

iDose Platform: The Next Stage in Glaucoma Therapy

GLAUKOS
TRANSFORMING VISION



Dropless Therapy
iStent
Micro-Scale
iDose
Sustained-Release
GLAUCOMA
Retina XR
Bi-Erodible IVT
RETINA
CORNEA
iLink
Bio-Activated
iLution
Eyelid Delivery

Designed to address ubiquitous patient non-adherence to and chronic side effects associated with topical medications **by providing 24/7, long-duration, robust efficacy with minimal side effects**

DISCLOSED PIPELINE PROGRAMS

PROGRAM	PATIENT	STATUS	
iDose TR	OHT-Refractory Glaucoma	Phase 3; NDA filing targeted for 2022	
iDose TREX	OHT-Refractory Glaucoma	Pre-clinical	
iDose Rock	OHT-Refractory Glaucoma	Pre-clinical	

Studies[1] show that

10-25%

of newly prescribed patients don't refill their 2nd prescription and

~40-60%

of newly prescribed patients are no longer taking their meds at the end of Year 1

Elevated IOP due to non-adherence leads to glaucoma progression and vision loss[2]; nearly 50% of glaucoma patients are prescribed 2 or more topical meds[3]

1 Quigley HA Glaucoma: What Every Patient Should Know 2011; Friedman DS et al Invest Ophthalmol Vis Sci. 2007; Glaucoma Research Foundation; 2 Leske C et al Arch Ophthalmol. 2003; 3 Market Scope 2021

16 © 2022 Glaukos Corporation

17 © 2022 Glaukos Corporation iDose TR: Phase 2b Data at 36 Months ~ 70% were responders well controlled on iDose with the same or fewer topical IOP - lowering meds at 36 months vs screening, including patients on 2 and 3 meds at screening RESPONDER AVERAGE IOP REDUCTION FROM BASELINE iDose TR is not approved by the FDA Overall, iDose TR performed similarly to timolol at 36 months in terms of mean IOP reductions with fewer topical medications vs timolol 8.5 mmHg average IOP reduction at 36 months for iDose responders (SE) , providing sustained dropless therapy

iDose TR: Phase 2b Data at 36 Months

GLAUKOS
TRANSFORMING VISION

iDose TR



Well-tolerated

- ***No ocular hyperemia*** *(30-50%+ for topical PGAs)*
- ***No periorbital fat atrophy*** *(up to 70% incidence for topical PGAs)*
- ***No clinically significant corneal endothelial cell loss***
- ***Only 1 instance of iris color change*** *(~20% incidence for topical PGAs)*

2,190 eye drops

Administered per eye per protocol in the control arm with twice-a-day timolol over 36 months vs one administration of iDose

- Patients are generally poorly compliant with IOP-lowering eye drops
- iDose design implies 100% compliance once administered
- Improved compliance with glaucoma medications has been associated with better outcomes in glaucoma disease

iDose TR is not approved by the FDA

18
© 2022 Glaukos Corporation

iLink Platform: Bio-Activated Pharmaceuticals

GLAUKOS
TRANSFORMING VISION


Dropless Therapy
iStent
Micro-Scale
iDose
Sustained-Release
GLAUCOMA
CORNEA
iLink
Bio-Activated
RETINA
Retina XR
Bi-Erodible IVT
iLution
Eyelid Delivery

Only therapy proven to slow or halt progression of keratoconus; without effective treatment, **1 in 5** progressive keratoconus patients **may require corneal transplant**[1,2]

COMMERCIAL PRODUCTS & DISCLOSED PIPELINE PROGRAMS

PRODUCT/ PROGRAM	PATIENT	STATUS
Photrexa (Epi-off)	Keratoconus	Approved (2016)
Epioxa (Epi-on)	Keratoconus	Phase 3; NDA filing targeted for 2022
iLink Third-Generation	Keratoconus	Phase 2; actively enrolling

Studies suggest that

72% & 98%

of corneal grafts fail within 20 years and at 30 years, respectively[1,2]

200+ peer-reviewed publications on iLink

1 Pramanik S, Musch DC, Sutphin JE, Farjo AA. Extended long-term outcomes of penetrating keratoplasty for keratoconus. Ophthalmology. 2006;113(9):1633-1638. 2. Maharana PK, Agarwal K, Jhanji V, Vajpayee RB. Deep anterior lamellar keratoplasty for keratoconus: a review. Eye Contact Lens. 2014;40(6):382-389

19 © 2022 Glaukos Corporation

20 © 2022 Glaukos Corporation Epioxa (Epi - on): Phase 3 Trial Achieved Primary Efficacy Outcome - 1.0D Achieved primary efficacy outcome by demonstrating Kmax treatment effect of Well - tolerated procedure (majority of adverse events were mild and transient in nature; no change in corneal endothelial cell counts over course of tr ial ) Epi - on is not approved by the FDA determined as prospectively defined least square mean Kmax change from baseline in treated arm vs. placebo arm at 6 months (p = 0.0004) 0.2D In treatment arm, Kmax improved compared to worsening in Kmax by 0.8D in placebo arm demonstrating ability of Epi - on to halt or reduce disease progression 98% After initial 6 - month follow - up, of placebo - randomized patients elected to cross - over to Epi - on treatment; for these patients, data showed Kmax improvement mean change of 0.3D at 6 months post - treatment Demonstrated Ability to Halt or Reduce Keratoconus Progression (n=279 eyes) Designed to reduce treatment time and complexity, improving patient comfort and recovery time Kmax is the point of highest corneal curvature, measured in Diopters (D)

21 © 2022 Glaukos Corporation iLution Platform: Transdermal Dropless Therapy PROGRAM PATIENT STATUS iLution Dry Eye Dry Eye Phase 2: actively enrolling iLution Presbyopia Presbyopia Phase 2: actively enrolling iLution Blepharitis Demodex Blepharitis Pre - clinical Anterior Segment Candidates Glaucoma Pre - clinical DISCLOSED PIPELINE PROGRAMS Eyelid delivery offers potential for easier administration, faster onset of action, fewer side effects and other benefits vs prescription eye drops used to treat dry eye disease and other conditions, contributing to better compliance Lacrimal Function Unit: integrated system comprising the lacrimal glands, ocular surface (cornea, conjunctiva a nd meibomian glands) and lids, and the sensory and motor nerves that connect them. Potential target sites for iLution formulations

22 © 2022 Glaukos Corporation Retina XR Platform: Addressing Conventional Therapy Drawbacks PROGRAM PATIENT STATUS IVT Multi - Kinase Inhibitor AMD, DME Pre - clinical IVT Triamcinolone DME Pre - clinical DISCLOSED PIPELINE PROGRAMS Targeting biodegradable, small - molecule implant with 6 - 12 months of efficacy , designed to address shortcomings of conventional injections that impose tremendous treatment burdens on patients and contribute to lack of compliance Monthly or bi - monthly anti - VEGF injections are standard of care for AMD, DME and RVO but studies show that 39% of patients are lost to follow - up within 2 years 1 28 Million 89 % AMD & Diabetic Eye Disease In the US, retinal disease affects approximately 28M people; AMD and diabetic eye disease make up 89% of this patient population 2 1 Long - term Experience With Intravitreal Anti - VDGF Treatment in Patients with AMD: Analysis of IRIS Registry Database (presented at 39 th Annual Meeting of the American Society of Retina Specialists by Theodore Leng, MD); 2 Market Scope, 2019

23 © 2022 Glaukos Corporation Retina XR Candidate: Multi - Kinase Inhibitor FA LEAKAGE CHANGE FROM BASELINE IN MULTI - KINASE INHIBITOR CANDIDATE AND PLACEBO - TREATED DL - AAA EYES Leveraging 20+ years of injector system development expertise 0 2 8 5 6 8 4 1 1 2 1 4 0 1 6 8 1 9 6 2 2 4 2 5 2 2 8 0 0 10 20 30 40 V a s c u l a r L e a k a g e S c o r e 1 Implant 2 Implants Control Arm 1 implant 2 implants Control arm 10+ Months of Vascular Leakage Prevention In Rabbit Model of AMD

24 © 2022 Glaukos Corporation Commercial Execution in the Areas Most Visible to Investors… Under the Surface: Photrexa (Epi - off) Combo - Cataract 30% 7 - Year CAGR

25 © 2022 Glaukos Corporation …While Our Future is Just Beginning to Be Revealed Photrexa (Epi - off) Combo - Cataract Standalone Therapies OHT - Refractory Epioxa (Epi - on) Disruptive Programs For Glaucoma Dry Eye Presbyopia Keratoconus Blepharitis AMD, DME Photrexa (Epi - off) Combo - Cataract iStent infinite, Epi - on, iDose TR and PreserFlo are not approved by the FDA

26 © 2022 Glaukos Corporation Summary: Glaukos is Different Delivering disruptive dropless therapies designed to improve patient outcomes Five distinct technology platforms, dominated by pharmaceuticals and designed to generate waves of new market - expanding products Pursuing game - changing therapies for large and underserved patient populations, with R&D investments that have been self - funding Commercialize with best - in - class productivity and efficiency , with a platform that is scaled and ready for more growth

28 © 2022 Glaukos Corporation Appendix Amort. of Stock-based Dev Tech Comp Exp on 1Q 2022 GAAP Intangibles Replacement 1Q 2022 Non-GAAP Gross Margin Awards Gross Margin Net Sales 67,681$ 67,681$ COGS 17,063$ (5,523)$ (28)$ 11,512$ Gross Profit 50,618$ 5,523$ 28$ 56,169$ Gross Margin 75% 83% GAAP to Non-GAAP Reconciliation - 1Q 2022